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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 7, 2006


                           Global Resource Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                      000-50944                   84-156582
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(State or other jurisdiction     Commission File Number)         IRS Employer
      of incorporation)                                       Identification No)

      219 Robwood Rd, Baltimore, Md                            21222
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(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code (410) 477-1328


                         9444 Wapples Street, Suite 290
                               San Diego, CA 92121
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         In an agreement dated June 7th, 2006, Global Resource Corporation signed an Amended and Restated Debenture Agreement with Transnix Global Corporation. As amended, the Debenture contains a restriction on the conversion rights of the holder. Specifically, it restricts the holder from converting any portion of the principal or interest if such conversion would give the holder, together with the holder's affiliates, beneficial ownership of 4.99% or more of the shares of the Company's common stock acquired within the prior sixty days. This restriction is applicable for a rolling period of sixty days from the acquisition of any shares, thereby requiring that a holder desiring to convert must do so over a period of time whereby the total acquired within any sixty day period will not exceed 4.99%.

ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT

         On June 7, 2006, an unrelated third party acquired the Restated and Amended Debenture owned by Transnix Global Corporation, which represented the balance of the indebtedness by the Company to Transnix in the principal amount of $102,345- and accrued interest of $16,274-. In conjunction with the assignment of the Debenture, all of the Company's directors (Messrs. Caldwell, Ferandell, Jordan, Mangiarelli and Van Adelsberg) and the Company's sole officer, Richard Mangiarelli, resigned. Contemporaneously, Mary K. Radomsky was elected as a Director and the sole officer of the Company. It is assumed that the closing of an acquisition for an operating entity, if any, will cause a further change in control and that the pre-acquisition shareholders of the acquired entity will be in control of the Company.


ITEM 502(b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On June 7th, 2006, the entire Board of Directors of the Company resigned their positions and concurrently appointed Mary K Radomsky to be the sole Director. Concurrently, Richard Mangierelli resigned as the sole officer and Mrs. Radomsky was appointed as the sole officer.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS

         The Company previously adopted a Code of Ethics which is focused on the Company's former status as a BDC. Since termination of that status, the Company has not adopted a further Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. The Company plans on adopting such a Code of Ethics upon the consummation of an acquisition, so that the terms thereof can meet the needs of the then-current management structure and business operations.


ITEM 8.01 OTHER EVENTS

          The Company is currently in preliminary negotiations with Carbon Recovery Corporation, a development stage company in the environmental and energy fields. There are no definitive agreements between the entities to date.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GLOBAL RESOURCE CORPORATION



                                                  By: /s/ Mary Radomsky

Dated: July 13, 2006